SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of
     the Commission Only
     (as permitted by
     Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           TOUCHSTONE INVESTMENT TRUST

     (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                           TOUCHSTONE INVESTMENT TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 638-8194

April __,  2002

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of the Touchstone Investment Trust (the "Trust") on Thursday, June 6, 2002 at 10:00 a.m. Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held to consider the following: (1) authorizing the Board of Trustees and Touchstone Advisors, Inc. to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders, (2) approval of revisions to the Trust's Agreement and Declaration of Trust, and (3) approval of multiple changes to the fundamental investment restrictions of the Trust. Please review the enclosed proxy statement for more information about the proposals.

The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interest of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the matters discussed in this proxy statement.

Your vote is important, no matter how many shares you own. To assure your representation at the meeting, we must receive the enclosed authorization card with your voting instructions no later than June 4, 2002 in order to process your instructions prior to the Special Meeting of Shareholders on June 6, 2002.

By mail:       Complete,   sign  and  mail  the  enclosed   proxy  card  in  the
               postage-paid envelope that has been provided. Please allow adequate time for mailing.

By fax:        Complete and sign the  enclosed  proxy card and fax both sides to
               (513) 362-8320.

By Internet:   Refer to instructions found on your proxy card.

By phone:      Refer to instructions found on your proxy card.

If you attend the meeting, you may revoke your proxy and vote your shares in person.

If you have any questions or need any help with your voting instructions, please call Touchstone toll-free at (800) 638-8194.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Family of Funds and Variable Annuities

THE TOUCHSTONE FAMILY OF FUNDS IS DISTRIBUTED BY TOUCHSTONE SECURITIES, INC.*

* MEMBER NASD/ SIPC

                           TOUCHSTONE INVESTMENT TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 638-8194


                            NOTICE OF SPECIAL MEETING

Notice is hereby given that a special meeting of shareholders of Touchstone Investment Trust (the "Trust"), will be held on June 6, 2002 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held for the following purposes:

     1. To authorize the Board and Touchstone Advisors, Inc. to select and change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders.

     2. To authorize the Board to adopt an Amended and Restated Agreement and Declaration of Trust with respect to:

          2a.  Dollar-weighted Voting
          2b.  Future Amendments
          2c.  Redemption
          2d.  Investment in Other Investment Companies
          2e.  Other Changes

     3a. To change certain fundamental investment restrictions of the Trust with respect to borrowing money.

     3b. To change certain fundamental investment restrictions of the Trust with respect to underwriting securities.

     3c. To change certain fundamental investment restrictions of the Trust with respect to loans.

     3d. To change certain fundamental investment restrictions of the Trust with respect to real estate.

     3e. To eliminate certain fundamental investment restrictions of the Trust with respect to oil, gas or mineral leases.

     3f. To change certain fundamental investment restrictions of the Trust with respect to commodities.

     3g. To change certain fundamental investment restrictions of the Trust with respect to concentration of investments.

     3h. To change certain fundamental investment restrictions of the Trust with respect to issuing senior securities.

     3i. To eliminate the fundamental investment restrictions of the Trust with respect to amounts invested in one issuer.

     3j. To eliminate the fundamental investment restrictions of the Trust with respect to margin purchases.

     3k. To eliminate the fundamental investment restrictions of the Trust with respect to short sales.

     3l. To eliminate the fundamental investment restrictions of the Trust with respect to illiquid investments.

     3m. To eliminate the fundamental investment restrictions of the Trust with respect to investing for control.

     3n. To eliminate the fundamental investment restrictions of the Trust with respect to other investment companies.

     3o. To eliminate the fundamental investment restrictions of the Trust with respect to securities of one class.

     3p. To eliminate the fundamental investment restrictions of the Trust with respect to pledging.

     3q. To eliminate the fundamental investment restrictions of the Trust with respect to options.

     3r. To eliminate the fundamental investment restrictions of the Trust with respect to short sales and options.

     3s. To eliminate the fundamental investment restrictions of the Trust with respect to common stocks.

     3t. To eliminate the fundamental investment restrictions of the Trust with respect to when-issued purchases.

     4. To transact such other business as may properly come before the special meeting or any adjournments thereof.

     Shareholders of record at the close of business on April 8, 2002 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the special meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY JUNE 4, 2002.

     By order of the Board of Trustees of the Touchstone Investment Trust.


                                        Tina D. Hosking
                                        Secretary

Cincinnati, Ohio
April __, 2002

                           TOUCHSTONE INVESTMENT TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 638-8194

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 6, 2002

     This Proxy  Statement  is  furnished by  Touchstone  Investment  Trust (the
"Trust") to the shareholders of the High Yield Fund, the Bond Fund, the Intermediate Term Government Income Fund, the Money Market Fund, the Short Term Government Income Fund and the Institutional Government Income Fund (the "Funds") on behalf of the Trust's Board of Trustees (the "Board") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders to be held on June 6, 2002 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Trust shareholders on or about __________, 2002.

     IN THIS PROXY STATEMENT, ACTIONS FROM TIME TO TIME MAY BE DESCRIBED AS BEING TAKEN BY A FUND OR THE FUNDS, WHICH IS A SERIES OF THE TRUST, ALTHOUGH ALL ACTIONS ARE ACTUALLY TAKEN BY THE TRUST ON BEHALF OF THE APPLICABLE FUND OR FUNDS.

     COPIES OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THESE REPORTS MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 638-8194 OR BY WRITING TO THE TRUST, 221 EAST FOURTH STREET, SUITE 300, CINCINNATI, OHIO 45202.

     The following table summarizes the proposals applicable to each Fund:

Proposal #   Proposal Description                                Applicable Fund(s)               Page
----------   --------------------                                ------------------               ----
     1       To authorize the Board and                          All                                8
             Touchstone Advisors, Inc. to select
             or change investment sub-advisors
             and to enter into or amend investment
             sub-advisory agreements without
             obtaining the approval of shareholders.

     2       To authorize the Board to adopt an Amended  All                                       11
             and Restated Agreement and Declaration of
             Trust with respect to:

             2a.  Dollar-Weighted Voting                                                           12
             2b.  Future Amendments                                                                12
             2c.  Redemption                                                                       13
             2d.  Investment in Other Investment Companies                                         13
             2e.  Other Changes                                                                    14


     3a      To change the fundamental investment                All                               17
             restrictions of the Trust with respect to
             borrowing money.

     3b      To change the fundamental investment                All                               20
             restrictions of the Trust with respect to
             underwriting securities.

     3c      To change the fundamental investment                All                               21
             restrictions of the Trust with respect to
             loans.

     3d      To change the fundamental investment                All                               23
             restrictions of the Trust with respect to
             real estate.

     3e      To eliminate the fundamental investment             All                               24
             restrictions of the Trust with respect to oil,
             gas or mineral leases.

     3f      To change the fundamental investment                All                               25
             restrictions of the Trust with respect to
             commodities.

     3g      To change the fundamental investment                All                               26
             restrictions of the Trust with respect to
             concentration of investments.

     3h      To change the fundamental investment                All                               27
             restrictions of the Trust with respect to
             issuing senior securities.

     3i      To eliminate the fundamental investment             All except                        29
             restrictions of the Trust with respect to           Institutional Government
             amounts invested in one issuer.                     Income Fund

                                        2

     3j      To eliminate the fundamental investment             Short Term Government             30
             restrictions of the Trust with respect to           Income Fund, Intermediate
             margin purchases.                                   Term Government Income
                                                                 Fund, Institutional
                                                                 Government Income Fund

     3k      To eliminate the fundamental investment             Short Term Government             31
             restrictions of the Trust with respect to           Income Fund, Intermediate
             short sales.                                        Term Government Income Fund

     3l      To eliminate the fundamental investment             Short Term Government             32
             restrictions of the Trust with respect to           Income Fund, Intermediate
             illiquid investments.                               Term Government Income
                                                                 Fund, Institutional
                                                                 Government Income Fund

     3m      To eliminate the fundamental investment             Short Term Government             33
             restrictions of the Trust with respect to           Income Fund, Intermediate
             investing for control.                              Term Government Income
                                                                 Fund

     3n      To eliminate the fundamental investment             Short Term Government             33
             restrictions of the Trust with respect to           Income Fund, Intermediate
             other investment companies.                         Term Government Income
                                                                 Fund, Institutional
                                                                 Government Income Fund

     3o      To eliminate the fundamental investment             Short Term Government             35
             restrictions of the Trust with respect to           Income Fund, Intermediate
             securities of one class.                            Term Government Income
                                                                 Fund

     3p      To eliminate the fundamental investment             Institutional Government          35
             restrictions of the Trust with respect to           Income
             Fund pledging.

     3q      To eliminate the fundamental investment             Short Term Government             36
             restrictions of the Trust with respect to           Income Fund, Intermediate
             options.                                            Term Government Income
                                                                 Fund, Money Market Fund

     3r      To eliminate the fundamental investment             Institutional Government          37
             restrictions of the Trust with respect to           Income Fund
             short sales and options.

                                       3

     3s      To eliminate the fundamental investment             Short Term Government             38
             restrictions of the Trust with respect to           Income Fund, Intermediate
             common stocks.                                      Term Government Income
                                                                 Fund

     3t      To eliminate the fundamental investment             Short Term Government             38
             restrictions of the Trust with respect to           Income Fund, Intermediate
             when-issued purchases.                              Term Government Income
                                                                 Fund

     4       To transact such other business as may              All                               44
             properly come before the special meeting
             or any adjournments thereof.

                                 PROPOSAL NO. 1

        TO AUTHORIZE THE BOARD AND TOUCHSTONE ADVISORS, INC. TO SELECT OR
            CHANGE INVESTMENT SUB-ADVISORS AND TO ENTER INTO OR AMEND
        INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL
                                 OF SHAREHOLDERS

     Proposal 1 is to be voted on by shareholders of all Funds of the Trust. Each Fund voting separately. For the purposes of the following discussion of this Proposal 1, the Funds of the Trust will be referred to individually as a "Fund" and collectively as the "Funds," and Proposal 1 will be referred to as this "Proposal."

BACKGROUND

     Touchstone Advisors, Inc. (the "Advisor") currently employs sub-advisors, each a registered investment advisor, for each of the Funds. The current sub-advisor for the Funds is Fort Washington Investment Advisors, Inc. ("Fort Washington"). Fort Washington is an affiliated sub-advisor (as defined below) of the Advisor.

     Sub-advisors perform the daily management of the assets of the Funds. The Advisor monitors and supervises the activities of the sub-advisors, and may terminate the services of any sub-advisor at any time, subject to the notice periods set forth in the applicable sub-advisory agreement. However, entering into a new sub-advisory agreement or amending an existing sub-advisory agreement with a sub-advisor currently requires approval of the applicable Fund's shareholders.

     The Investment Company Act of 1940 (the "1940 Act") requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. This requirement applies to the appointment of a new or replacement sub-advisor to any Fund and generally to the amendment of agreements with existing sub-advisors. (There is an exception to this requirement that permits, under certain circumstances, entities to serve as replacement investment advisors or sub-advisors for an interim period without shareholder approval if their contracts have been approved by the board of the investment company.) The Securities and Exchange Commission (the "Commission") has previously granted exemptions to investment companies, such as the Trust, from the requirement for a shareholder vote provided that certain conditions are satisfied.

     The Trust and the Advisor currently are seeking similar exemptive relief from the Commission. If the Trust and the Advisor obtain this exemptive relief and this Proposal is approved, the Board and the Advisor will be able, without further shareholder approval, to enter into new and amended sub-advisory agreements with sub-advisors, other than sub-advisors who are affiliates of either the Trust or the Advisor, other than by reason of serving as a sub-advisor to one or more Funds (an "Affiliated Sub-Advisor"). The Board will not, however, be able to (a) replace the Advisor as investment manager or (b)
enter into a new or amended sub-advisory agreement with an Affiliated Sub-Advisor, without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts. Although the Trust applied for this exemptive relief in January 2002, the Trust has not yet received this exemptive relief from the Commission, and there is no assurance that the Trust will receive such relief.

REASONS FOR THIS PROPOSAL

     This Proposal is intended to facilitate the efficient supervision and management of the Funds by the Advisor and the Board and to give the Advisor flexibility in managing the Funds in the future. The Advisor continuously monitors the performance of the sub-advisors and may, from time to time, recommend that the Board replace one or more sub-advisors or appoint additional sub-advisors, depending on the Advisor's assessment of which sub-advisors it believes will optimize each Fund's chances of achieving its investment objective. Under the 1940 Act, the Advisor currently is required to obtain shareholder approval to add or replace a sub-advisor. In most cases, the Advisor must also obtain shareholder approval to amend an existing sub-advisory agreement. Obtaining shareholder approval requires a Fund to hold a meeting of its shareholders, which entails substantial costs, including costs related to preparing, printing and distributing proxy materials. If the Funds obtain exemptive relief from the Commission and shareholders approve this Proposal, the Board, subject to certain exceptions, will no longer be required to call a Fund shareholder meeting each time a new sub-advisor is proposed or a material amendment to a sub-advisory agreement is proposed.

     Even in the absence of a shareholder approval requirement, any proposal to add or replace sub-advisors will receive careful review. First, the Advisor will assess a Fund's needs and, if the Advisor believes additional or replacement sub-advisors might benefit the Fund, will search for available investment sub-advisors. Second, any recommendations made by the Advisor will have to be approved by a majority of the Board, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Trust, the Advisor or the proposed sub-advisor. In selecting any new or replacement sub-advisors, the Board is required to determine that a sub-advisory agreement is reasonable, fair and in the best interests of a fund and its shareholders. The Board will consider the factors it deems relevant in approving sub-advisory agreements, including the nature, quality and scope of the services to be provided. The Board will review information about the sub-advisor's ability to provide its services to a Fund, as well as its personnel, operations, financial condition or any factors that will affect the sub-advisor's performance as an investment Advisor. Finally, any further appointments of additional or replacement sub-advisors will have to comply with any conditions contained in the Commission's exemptive order, if such order is granted.

     The Advisor expects that the conditions in the Commission's exemptive order, if such an order is granted, will include the following:

     o The Funds will disclose in their prospectus the details of this structure whereby the Board and the Advisor may select and change investment sub-advisors and enter into investment sub-advisory agreements or amend existing investment sub-advisory agreements without obtaining the approval of shareholders.

     o The Funds will continue to seek shareholder approval if a sub-advisory agreement with an Affiliated Sub-Advisor is involved (whether changing to or from an Affiliated Sub-Advisor or modifying the terms of the Sub-Advisory Agreement with an Affiliated Sub-Advisor).

     o Within 90 days of hiring any new sub-advisor (other than an Affiliated Sub-Advisor), the Advisor will furnish the shareholders of the affected Funds with detailed information about the sub-advisor.

     o    In most cases,  the Advisor  also will  furnish  the  shareholders  of
          affected   Funds  with  detailed   information   about  changes  in  a
          sub-advisory agreement.

     Because Fort Washington is an Affiliated Sub-Advisor of the Advisor, shareholder approval of any changes in sub-advisors will be required until and unless a sub-advisor that is not an Affiliated Sub-Advisor is approved by the shareholders. After that time, shareholder approval will no longer be necessary to approve amendments to Sub-Advisory Agreements or changes in sub-advisors, unless an Affiliated Sub-Advisor is involved in the change.

     The Board believes that the proposed arrangement to select or change investment sub-advisors and enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders is in the best interests of the shareholders of each Fund.

RECOMMENDATION AND REQUIRED VOTE

     The shareholders of each Fund will vote separately on this Proposal. With respect to a Fund, approval of this Proposal requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the special meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal.

     If this Proposal is not approved by shareholders of a Fund, the Board will be required to seek shareholder approval for each new or amended sub-advisory agreement with respect to that Fund.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD AND THE ADVISOR TO SELECT AND CHANGE INVESTMENT SUB-ADVISORS AND ENTER INTO OR AMEND INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

                                 PROPOSAL NO. 2

        TO AUTHORIZE THE BOARD TO ADOPT AN AMENDED AND RESTATED AGREEMENT
                           AND DECLARATION OF TRUST.

     Proposal 2 is to be voted on by shareholders of all Funds of the Trust. Each Fund will vote separately. For the purposes of the following discussion of this Proposal 2, the Funds of the Trust will be referred to individually as a "Fund" and collectively as the "Funds," and Proposal 2a-2e will be referred to as "Proposals."

     Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state law. The Funds are subject to Massachusetts law because each Fund is a series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Funds currently operate under such a declaration of trust.

     At the special meeting, you will be asked to authorize the Board to adopt the Amended and Restated Agreement and Declaration of Trust appearing as Exhibit A to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends the Funds' existing declaration of trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Board has approved the Restated Declaration and unanimously recommend that you authorize the Board to adopt it in its entirety by voting for each of these Proposals. Certain of the changes to the Declaration, identified as significant and set forth as Proposal Nos. 2a, 2b, 2c and 2d below, require a separate vote by the shareholders. The remaining changes will be voted on as one proposal, Proposal No. 2e. If one or more of these Proposals are not approved by shareholders, the Trustees will not include those Proposals in the Restated Declaration, and will make conforming changes to the Restated Declaration to the extent necessary to provide for internal consistency.

     The Restated Declaration gives the Board more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Although the Restated Declaration reduces or removes certain shareholder voting and other rights as more fully discussed below, adoption of the Restated Declaration will not remove any of the protections of federal law or alter the Board's existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Board must first consider the shareholders' interests and then act in accordance with those interests.

     You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

     The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Board greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Exhibit A. The attached Restated Declaration has been marked to show changes from the Existing Declaration.

                               SIGNIFICANT CHANGES

                                 PROPOSAL NO. 2a

     DOLLAR - WEIGHTED VOTING. The Restated Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders  with  larger  economic  investments  will  have  more  votes  than shareholders with smaller economic investments. The Existing Declaration provides that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote. The Funds are proposing the change to dollar-weighted voting in order to equalize the voting power of the shareholders of the various Funds in the Trust.

         Dollar-weighted voting is important when a fund is part of a trust that has more than one series. Because each fund, as a series of a trust, typically has a different share price than other funds that are also series of the trust, shareholders of a fund with lower-priced shares may have more voting power than shareholders of a fund with higher-priced shares. For example, if a fund is a money market fund with shares selling for $1.00 per share, a $1,000 investment will purchase 1,000 shares of that fund. If another fund in the trust has shares that are selling for $10.00 per share, that same $1,000 investment will purchase only 100 shares of that fund. The Existing Declaration gives one vote for each share owned. Therefore, under the Existing Declaration, when the shareholders of the trust vote together as a single class, a shareholder of the money market fund has ten times the vote of a shareholder of the second fund, even though the economic interest of each shareholder is the same. The change would match a shareholder's economic interest in the trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share, such as a money market investor, from having disproportionately large voting powers.

                                 PROPOSAL NO. 2b

     FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote only on an amendment affecting their voting powers, on an amendment affecting the amendment provisions of the Restated Declaration, on an amendment required by law or by a Fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Board. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Board the necessary authority to react quickly to future contingencies. Where a shareholder vote is required for an amendment, the Restated Declaration provides that approval requires a vote of the majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the Trust as a whole, or of the shareholders affected. Therefore, if a proposed amendment would affect only a particular Fund or class of a Fund, only shareholders of that Fund or class of a Fund would be required to vote on the amendment. The Existing Declaration requires a majority vote of the shares of each Fund to approve an amendment submitted for shareholder approval.

                                 PROPOSAL NO. 2c

     REDEMPTION. The Restated Declaration permits the Board to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declaration also permits the Board to involuntarily redeem shares, but only in more limited circumstances. Under the Restated Declaration, the Board will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Board determines, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund (for example, in the case of a market timer). The exercise of the power granted to the Board under the Restated Declaration to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

     The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

                                 PROPOSAL NO. 2d

     INVESTMENT IN OTHER INVESTMENT COMPANIES. The Restated Declaration permits each Fund to invest in other investment companies to the extent not prohibited by the 1940 Act, and the rules and regulations thereunder. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional changes in law in the future, which will affect mutual funds' ability to invest in other funds. An investment structure where a fund invests its assets in one investment company is sometimes referred to as a "master/feeder" structure. An investment structure where a fund invests all or a portion of its assets in more than one investment company is sometimes referred to as a "fund of funds" structure. Both the master/feeder and fund-of-funds structures attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity. The Restated Declaration will permit the Funds to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the Restated Declaration, the Board has the power to implement a master/feeder, fund-of-funds or other similar structure without seeking shareholder approval.

     Although the Board has no intention of changing the structure of the Funds at this time, the Restated Declaration would give the Board the flexibility to implement a master/feeder or fund-of-funds structure for a Fund in the event that they were to determine that such a structure was in the best interests of Fund shareholders. Shareholders of a Fund would be notified if the Board decides to implement such a structure for that Fund in the future. PROPOSAL NO. 2e

     OTHER CHANGES. A vote in favor of Proposal No. 2e will authorize the Board to adopt all of the other changes to the Existing Declaration, except for those specifically set forth in Proposal Nos. 2a-2d above. Other changes to the Existing Declaration include:

1. The Restated Declaration clarifies that the principal office of the Trust and the resident agent for the Trust may be changed by the Board without shareholder approval.

2. The Restated Declaration removes provisions relating to the election of Trustees that simply mirror current requirements under applicable laws, and reduces the required number of Trustees from three to two. In addition, the Restated Declaration provides for the automatic retirement of Trustees in accordance with any retirement policy set by the Board or when their terms, if any, expire, and for the retirement of incapacitated Trustees. Further, the Restated Declaration removes the requirement that there be three remaining Trustees in order for the Board to exercise their power to fill vacancies. Finally, the Restated Declaration explicitly permits a Trustee to delegate his or her powers for a limited period of time to another Trustee.

3. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may invest Fund assets in all types of investments including derivatives, may pay Trust or Fund or class expenses out of any assets of the Trust or the applicable Fund or class, and may establish committees consisting of Trustees and others. The Restated Declaration also permits the Board to purchase insurance that would protect the Trustees and officers for actions taken or omitted, including actions or inactions involving willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

4. The Restated Declaration removes many of the provisions relating to the contracts that the Trust may enter into with its service providers, as the 1940 Act already governs many of these contracts, and specifically permits subcontractual arrangements with respect to such services with the consent of the Board. The Restated Declaration also removes certain provisions relating to contracts between the Trust and certain affiliated parties, because these concerns are already addressed by applicable laws, including laws relating to the exercise of fiduciary duties by trustees.

5. The Restated Declaration permits the Trust to issue shares either with or without par value.

6. The Restated Declaration updates the provisions relating to the division of the Trust into various series and classes, using the term "class" rather than "sub-series," and gives flexibility to the Board to designate or redesignate series, such as a Fund, to classify and reclassify classes and to make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding, in each case without shareholder approval. The Restated Declaration also emphasizes that shareholders of a particular Fund are not entitled to share in the assets of any other Fund, nor are they permitted to bring a claim against any other Fund, unless they are also shareholders of that fund. Finally, the Restated Declaration removes the designation of current series and classes of the Trust to a separate appendix to the Declaration.

7. The Restated Declaration removes specific provisions relating to the operation of the Trust in order to qualify as a regulated investment company for tax purposes.

8. The Restated Declaration provides that holders are required to provide information concerning share ownership to the Trust when required by law, and that the Trust is authorized to disclose share holdings when so required by law.

9. The Restated Declaration provides that shareholders of all Funds generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class. The Restated Declaration also removes a provision which sets a majority of the shares entitled to be cast on a matter as the highest vote required to approve any action, notwithstanding any applicable law to the contrary. Finally, the Restated Declaration provides that broker non-votes and abstentions shall not be counted as having voted on a matter.

10. The Restated Declaration removes provisions relating to the holding of shareholder meetings, including quorum requirements, record dates, proxy voting and notice requirements, which provisions are better suited to the Bylaws, which can be easily changed to take advantage of new technologies, such as internet voting, and new regulatory initiatives, such as householding of proxy statements.

11. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

12. The Restated Declaration specifically extends certain protections currently granted to the Board, such as the ability to rely in good faith on expert advice, to officers of the Trust as well, and clarifies that officers, like the Trustees, are liable only for their own willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, and not for errors of judgment or mistakes of fact or law.

13. The Restated Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Board bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. This demand requirement is similar to that currently applicable to corporations in Massachusetts, and under the Existing Declaration, was therefore deemed to be applicable to the Funds. The Restated Declaration also provides that Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor, a change which reflects a change to Massachusetts law. The effect of this change may be to discourage suits brought against the Funds by shareholders.

14. The Restated Declaration extends the provisions relating to sale of assets and reorganizations to classes of shares.

15. The Restated Declaration would permit the termination of the Trust without shareholder approval, and expands on the procedures to be followed in the event of the termination of a Fund or class or the Trust. The Existing Declaration permits the termination of the Trust without shareholder approval in the event of the sale or transfer of all of the assets of the Trust to another entity.

15. The Restated Declaration substitutes a simple provision that permits a pro rata reduction in the number of shares outstanding of any Fund that holds itself out as a money market fund or a stable value fund in order to maintain the net asset value per share at a constant dollar amount, for a similar but more detailed provision.

16. The Restated Declaration is subject to Massachusetts law, without specific reference to the Massachusetts Business Corporation Law.

RECOMMENDATION AND REQUIRED VOTE

     The shareholders of each Fund will vote separately on these Proposals. With respect to a Fund, the affirmative vote of the holders of more than 50% of the outstanding voting securities of the Fund on each of Proposals 2a, 2b, 2c, 2d and 2e is required to authorize the Board to adopt the Restated Declaration. If some but not all of these Proposals are approved by each Fund, the Board will adopt only those provisions that have been approved, and if none of these proposals are approved the Existing Declaration will remain in effect. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THESE PROPOSALS AUTHORIZING THE BOARD TO ADOPT THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST.

                                 PROPOSAL NO. 3

              TO APPROVE MULTIPLE CHANGES TO FUNDAMENTAL INVESTMENT
                            RESTRICTIONS OF THE TRUST

INTRODUCTION

     The shareholders of each Fund will vote separately on each applicable Proposal. The 1940 Act requires investment companies like the Funds to have certain specific investment policies that can be changed only by a shareholder vote. Investment companies may also elect to designate other policies as policies that may be changed only by a shareholder vote. Both types of policies are referred to as "fundamental" policies. Some of the Funds' fundamental investment restrictions were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect.

     After conducting an analysis of the Funds' fundamental investment restrictions, the Advisor has recommended to the Board that certain fundamental investment restrictions be amended or eliminated to promote the following goals:
(i) to clarify the language of the Funds'
fundamental investment restrictions; (ii) to simplify the Funds' fundamental investment restrictions by omitting any unnecessary discussion regarding non-fundamental exceptions, explanations or interpretations presently contained in the fundamental investment restrictions; (iii) to eliminate any fundamental investment restrictions which are not required under state securities laws, the 1940 Act, or the positions of the staff of the Commission in interpreting the 1940 Act; and (iv) to conform the fundamental investment restrictions to restrictions which are expected to become standard for all funds managed by the Advisor.

     The Advisor believes the proposed amendments to or elimination of certain of the Funds' fundamental investment restrictions as set forth in Proposal 3 will give the Funds the flexibility to change their investment methods in the future without incurring the costs and delay associated with a shareholder vote, and enhance the Advisor or sub-advisors' ability to manage the Funds in changing regulatory or investment environments. In addition, the Advisor believes that standardization of fundamental investment restrictions will promote operational efficiencies and facilitate compliance monitoring.

     The Board has reviewed the proposed changes to or elimination of certain of the Funds' fundamental investment restrictions as set forth in Proposals 3a-3t and believes they are in the best interests of the applicable Fund and its shareholders.

                                 PROPOSAL NO. 3a

              TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                         WITH RESPECT TO BORROWING MONEY

     Proposal 3a is to be voted on by shareholders of the High Yield Fund, the Bond Fund, the Intermediate Term Government Income Fund, the Money Market Fund, the Short Term Government Income Fund and the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3a, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The High Yield Fund and the Bond Fund's current fundamental investment restrictions with respect to borrowing money state:

          [The Fund] will not borrow money or mortgage or hypothecate assets of the fund, except that in an amount not to exceed 1/3 of the current value of the fund's net assets, it may borrow money (including through reverse repurchase arrangements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     The Short Term Government Income Fund and the Intermediate Term Government Income Fund's current fundamental investment restrictions with respect to borrowing money state:

          Each Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of the Fund's total assets or (b) pursuant to paragraph (15) [the Fund's investment restriction with respect to when-issued securities] of this section. Each Fund may pledge its assets to the extent of up to 15% of the value of its total assets to secure such borrowings.

     The Institutional Government Income Fund and Money Market Fund's current fundamental investment restrictions with respect to borrowing money state:

          The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowings which would cause outstanding borrowings to exceed one-third of the value of its total assets.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to borrowing money with the following amended fundamental investment restriction:

          The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions and explanations to the fundamental investment restriction. The 1940 Act generally permits each Fund to borrow money under the following circumstances:

     (1) The Fund may borrow an amount equal to or less than 33 1/3% of its total assets (including the amount borrowed) from banks.
     (2) The Fund may borrow an amount equal to or less than 5% of its total assets for temporary purposes from any person.

     As a matter of current operating policy, as a temporary measure for extraordinary or emergency purposes, the Short Term Government Income Fund and the Intermediate Term Government Income Fund may each borrow money from banks or other persons in an amount not exceeding 10% of its total assets. Each of the High Yield Fund and the Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. Each Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed simplification of the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The proposed change to the investment restrictions of the Short Term Government Income Fund and the Intermediate Term Government Income Fund will allow them to borrow amounts greater than currently permitted. Although the Short Term Government Income Fund and the Intermediate Term Government Income Fund do not plan to change their investment approach, if they were to avail themselves of the new flexibility, there would be additional risks. Purchasing securities with borrowed money amplifies the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Also, interest costs associated with borrowings may not be recovered by appreciation of the securities purchased.

     For each of the other Funds, the proposed change to its investment restriction is not expected to have any substantial change on its ability to engage in borrowing.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3b

                  TO CHANGE FUNDAMENTAL INVESTMENT RESTRICTIONS
                     WITH RESPECT TO UNDERWRITING SECURITIES

     Proposal 3b is to be voted on by shareholders of the High Yield Fund, the Bond Fund, the Intermediate Term Government Income Fund, the Money Market Fund, the Short Term Government Income Fund and the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3b, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The High Yield Fund and the Bond Fund's current fundamental investment restrictions with respect to underwriting securities state:

          [The Fund] will not underwrite securities issued by other persons except insofar as the Funds may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

     The Short Term  Government  Income Fund, the  Intermediate  Term Government
Income  Fund  and  the  Money  Market  Fund's  current  fundamental   investment
restrictions with respect to underwriting securities state:

          Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     The Institutional Government Income Fund's current fundamental investment restriction with respect to underwriting securities states:

          The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     The Board  recommends  that  shareholders of each Fund vote to replace each
Fund's   fundamental   investment   restriction  with  respect  to  underwriting
securities with the following amended fundamental investment restriction:

          The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

     The primary purpose of the proposal is to clarify that each Fund is permitted to invest in other investment companies even if, as a result of the investment, the Fund could be deemed an underwriter under federal securities laws. The amended fundamental restriction will permit each Fund to employ a master/feeder or fund-of-funds investment structure as permitted by applicable law and the Trust's Agreement and Declaration of Trust as proposed in Proposal 2d of this Proxy. The Advisor believes that the proposed clarification will also enable each Fund to respond to changes in federal securities law or regulatory interpretation thereof without incurring the costs and delay associated with a shareholder vote. With respect to the High Yield Fund and the Bond Fund, the Proposal also expands the stated exception to each Fund's fundamental investment restriction to include being deemed an underwriter under other federal securities laws in addition to the Securities Act of 1933. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3c

                  TO CHANGE FUNDAMENTAL INVESTMENT RESTRICTIONS
                              WITH RESPECT TO LOANS

     Proposal 3c is to be voted on by shareholders of the High Yield Fund, the Bond Fund, the Intermediate Term Government Income Fund, the Money Market Fund, the Short Term Government Income Fund and the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3c, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The High Yield Fund and the Bond Fund's current fundamental investment restrictions with respect to loans state:

          [The Fund] will not make loans to other persons except: (a) through the lending of a Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

     The Short Term Government Income Fund and the Intermediate Term Government Income Funds' current fundamental investment restrictions with respect to loans state:

          Each Fund will not make loans to individuals, to any officer or Trustee of the Trust or to its advisor, or to any officer or director of the advisor (each Fund, however, may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the United States Government or an agency or instrumentality thereof; provided that each Fund will not enter into such repurchase agreements if, as a result thereof, more than 10% of the value of the Fund's total assets at that time would be subject to repurchase agreements maturing in more than seven days). The making of a loan by either Fund does not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, whether or not the purchase was made upon the original issuance of the securities.

     The Institutional Government Income Fund's current fundamental investment restriction with respect to loans states:

          The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.

     The Money Market Fund's current fundamental investment restriction with respect to loans states:

          The Fund will not make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

     The Board recommends that shareholders of each Fund vote to replace fundamental investment restriction with respect to loans with the following amended fundamental investment restriction:

          The Fund may not make loans to other persons  except that the Fund may
          (1) engage in repurchase  agreements,  (2) lend portfolio  securities,
          (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the act or any SEC staff interpretation of the Act.

     The primary purpose of the proposal is to expand the stated exceptions to each Fund's fundamental investment restriction to include lending arrangements permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any interpretation of the staff of the Commission of the 1940 Act. The Advisor believes that the proposed amendment of the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The proposed new investment restrictions will provide the Funds greater flexibility with respect to lending. As a matter of current operating policy, the Institutional Government Income Fund will limit the amount of its loans to no more than 25% of its net assets. Although the Funds do not plan to change their investment approaches, if the Funds were to avail themselves of the new flexibility there would be additional risks such as a delay in recovery of the loaned securities or a loss of rights in the collateral received should the borrower fail financially.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3d

                  TO CHANGE FUNDAMENTAL INVESTMENT RESTRICTIONS
                           WITH RESPECT TO REAL ESTATE

     Proposal 3d is to be voted on by shareholders of the High Yield Fund, the Bond Fund, the Intermediate Term Government Income Fund, the Money Market Fund, the Short Term Government Income Fund and the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3d, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The High Yield Fund and the Bond Fund's current fundamental investment restrictions with respect to real estate state:

          [The Fund] will not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).

     The Short Term Government Income Fund and the Intermediate Term Government Income Funds' current fundamental investment restrictions with respect to real estate state:

          Each Fund will not purchase, hold or deal in real estate including real estate limited partnership interests.

     The Institutional Government Income Fund and the Money Market Fund's current fundamental investment restrictions with respect to real estate state:

          The Fund will not purchase, hold or deal in real estate.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to real estate with the following amended fundamental investment restriction:

          The Fund may not purchase or sell real estate except that the Fund may
          (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

     The primary purpose of the proposal is to clarify the language describing the exceptions to each Fund's fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each Fund's ability to pursue its investment methods and facilitate compliance monitoring. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund or the securities or instruments in which each Fund invests.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3e

              TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                   WITH RESPECT TO OIL, GAS OR MINERAL LEASES

     Proposal 3e is to be voted on by shareholders of the High Yield Fund, the Bond Fund, the Intermediate Term Government Income Fund, the Money Market Fund, the Short Term Government Income Fund and the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3e, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The High Yield Fund and the Bond Fund's current fundamental investment restrictions with respect to oil, gas or mineral leases state:

          [The Fund] will not purchase or sell interests in oil, gas or mineral leases in the ordinary course of business.

     The Short Term Government Income Fund, the Intermediate Term Government Income Fund and the Institutional Government Income Fund's current fundamental investment restrictions with respect to oil, gas or mineral leases state:

          The Funds will not purchase oil, gas or other mineral leases or exploration or development programs.

     The Money Market Fund's current fundamental investment restriction with respect to oil, gas or mineral leases states:

          The Fund will not invest in oil, gas or other mineral explorative or development programs.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding oil, gas or mineral leases.

     The primary purpose of the proposal is to eliminate a fundamental investment restriction that is no longer required under state securities laws or the 1940 Act. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3f

                  TO CHANGE FUNDAMENTAL INVESTMENT RESTRICTIONS
                           WITH RESPECT TO COMMODITIES

     Proposal 3f is to be voted on by shareholders of the High Yield Fund, the Bond Fund, the Intermediate Term Government Income Fund, the Money Market Fund, the Short Term Government Income Fund and the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3f, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The High Yield Fund and the Bond Fund's current fundamental investment restrictions with respect to commodities state:

          [The Fund] will not purchase or sell commodities or commodity contracts (except futures and option contracts) in the ordinary course of business.

     The Short Term Government Income Fund and the Intermediate Term Government Income Fund's current fundamental investment restrictions with respect to commodities state:

          Each  Fund  will  not  purchase,   hold  or  deal  in  commodities  or
          commodities futures contracts.

     The Institutional Government Income Fund's current fundamental investment restriction with respect to commodities states:

          The Fund will not purchase, hold or deal in commodities or commodities futures contracts. This limitation is not applicable to the extent that the U.S. Government obligations in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

     The Money Market Fund's current fundamental investment restriction with respect to commodities states:

          The Fund will not purchase, hold, or deal in commodities.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to commodities with the following amended fundamental investment restriction:

          The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities,
          (3) purchase or sell options, and (4) purchase or sell futures contracts.

     The primary purpose of the proposal is to clarify the language describing the exceptions to each Fund's fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each Fund's ability to pursue its investment methods and facilitate compliance monitoring. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund or the securities or instruments in which each Fund invests.

     The proposed new investment restriction will provide greater flexibility with respect to futures contracts to the Short Term Government Income Fund, the Intermediate Term Government Income Fund and the Institutional Government Income Fund. Although these Funds do not plan to change their investment approach, if they were to avail themselves of the new flexibility, there would be additional risks because futures contracts may be more volatile or less liquid than more traditional securities.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3g

                  TO CHANGE FUNDAMENTAL INVESTMENT RESTRICTIONS
                  WITH RESPECT TO CONCENTRATION OF INVESTMENTS

     Proposal 3g is to be voted on by shareholders of the High Yield Fund, the Bond Fund, the Intermediate Term Government Income Fund, the Money Market Fund, the Short Term Government Income Fund and the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3g, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The High Yield Fund and the Bond Fund's current fundamental investment restrictions with respect to concentration of investments state:

          [The Fund] will not concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry.

     The Short Term  Government  Income Fund, the  Intermediate  Term Government
Income  Fund  and  the  Money  Market  Fund's  current  fundamental   investment
restrictions with respect to concentration of investments state:

          Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     The Institutional Government Income Fund's current fundamental investment restriction with respect to concentration of investments states:

          The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or repurchase agreements with respect thereto.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to concentration of investments with the following amended fundamental investment restriction:

          The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     The primary purpose of the proposal is to clarify the language describing the fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each Fund's ability to pursue its investment methods and facilitate compliance monitoring. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3h

              TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                    WITH RESPECT TO ISSUING SENIOR SECURITIES

     Proposal 3h is to be voted on by shareholders of the High Yield Fund, the Bond Fund, the Intermediate Term Government Income Fund, the Money Market Fund, the Short Term Government Income Fund and the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3h, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The High Yield Fund and the Bond Fund's current fundamental investment restrictions with respect to issuing senior securities state:

          [The Fund] will not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     The Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund's current fundamental investment restrictions with respect to issuing senior securities state:

          The Funds will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that a Fund may engage in may be deemed to be an issuance of a senior security.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to issuing senior securities with the following amended fundamental investment restriction:

          The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions and explanations to the fundamental investment restriction. As a matter of current operating policy the following activities will not be considered to be issuing senior securities for purposes of this restriction:

     (1) Collateral arrangements in connection with any type of option, future contract, forward contract, or swap.
     (2) Collateral arrangements in connection with initial and variation margin.
     (3) A pledge, mortgage or hypothecation of a Fund's assets to secure its borrowings.
     (4) A pledge of a Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed clarification of the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The amended fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3i

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                 WITH RESPECT TO AMOUNTS INVESTED IN ONE ISSUER

     Proposal 3i is to be voted on by shareholders of the High Yield Fund, the Bond Fund, the Intermediate Term Government Income Fund, the Money Market Fund and the Short Term Government Income Fund voting separately. For purposes of the discussion in this Proposal 3i, these Funds will be referred to individually as a "Fund" and collectively as the "Funds" and these terms will not include the Institutional Government Income Fund.

     The High Yield Fund and the Bond Fund's current fundamental investment restrictions with respect to amounts invested in one issuer state:

          With respect to 75% of its total assets taken at market value, [the Fund] will not invest in assets other than cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     The Short Term Government Income Fund and the Intermediate Term Government Income Fund's current fundamental investment restrictions with respect to amounts invested in one issuer state:

          Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 25% of the value of a Fund's total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

     The Money Market Fund's current fundamental investment restriction with respect to amounts invested in one issuer states:

          The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

     The Board has approved, and recommends that shareholders of each Fund approve the elimination of each Fund's fundamental investment restriction regarding amounts invested in one issuer.

     The diversification requirements set forth in this restriction are based on the diversification requirements for a "diversified company" under the 1940 Act. As a diversified investment company, each Fund must comply with these diversification requirements unless it changes its classification under the 1940 Act to a "non-diversified" management investment company. A Fund cannot change its classification under the 1940 Act without a shareholder vote. Therefore the foregoing investment restriction is redundant and unnecessary. In addition, elimination of this investment restriction at the present time would enable each Fund to take advantage of a future amendment to the 1940 Act or a new rule that liberalizes the diversification requirements without having to incur the expense and delay of obtaining shareholder approval of a similar change to the Fund's investment restriction with respect to diversification. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3j

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                        WITH RESPECT TO MARGIN PURCHASES

     Proposal 3j is to be voted on by shareholders of the Intermediate Term Government Income Fund, the Short Term Government Income Fund and the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3j, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Short Term Government Income Fund and the Intermediate Term Government Income Fund's current fundamental investment restrictions with respect to margin purchases state:

          Each Fund will not purchase securities or evidences of interest thereon on "margin," except that the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales or redemption of securities.

     The Institutional Government Income Fund's current fundamental investment restriction with respect to margin purchases states:

          The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities.

     The Board has approved, and recommends that shareholders of the Funds approve, the elimination of the Funds' fundamental investment restrictions regarding margin purchases. The primary purpose of the Proposal is to eliminate a fundamental investment restriction that is not required under the positions of the staff of the Commission in interpreting the 1940 Act. The position of the staff of the Commission may, however, impose restrictions on the Funds' ability to engage in margin purchases. Elimination of the investment restriction would provide the

Funds with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

     The proposed elimination of the investment restriction would provide the Funds with greater flexibility with respect to purchasing securities on margin. Although the Funds do not plan to change their investment approach, if the Funds were to avail themselves of the new flexibility there would be additional risks, such as loss of the assets deposited on margin. In addition, securities typically purchased on margin (i.e., futures contracts) may be more volatile or less liquid than more traditional securities.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3k

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                           WITH RESPECT TO SHORT SALES

     Proposal 3k is to be voted on by shareholders of the Intermediate Term Government Income Fund and the Short Term Government Income Fund voting separately. For purposes of the discussion in this Proposal 3k, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Short Term Government Income Fund and the Intermediate Term Government Income Fund's current fundamental investment restrictions with respect to short sales state:

          Each Fund will not sell any securities short.

     The Board has approved, and recommends that shareholders of the Funds approve, the elimination of the Funds' fundamental investment restriction regarding short sales. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under the 1940 Act. The position of the staff of the Commission may, however, impose restrictions on the Funds' ability to engage in short sales. Elimination of the investment restriction would provide the Funds with the flexibility to change their investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

     The proposed elimination of the investment restriction will provide the Funds with greater flexibility with respect to short sales. Although the Funds do not plan to change their investment approach, if the Funds were to avail themselves of the new flexibility there would be additional risks. Positions in shorted securities are more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased long is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum sustainable loss on a shorted security because there is no limit as to how much the shorted security purchased can appreciate in value Also, if a Fund's margin account falls below the required levels of asset coverage or if the broker from whom the stock was borrowed for a position requires that stock to be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3l

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                      WITH RESPECT TO ILLIQUID INVESTMENTS

     Proposal 3l is to be voted on by shareholders of the Intermediate Term Government Income Fund, the Short Term Government Income Fund and the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3l, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Short Term Government Income Fund and the Intermediate Term Government Income Fund's current fundamental investment restrictions with respect to illiquid investments state:

          Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in such securities.

     The Institutional Government Income Fund's current fundamental investment restriction with respect to illiquid investments states:

          The Fund will not invest more than 10% of its net assets in Securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     The Board has approved, and recommends that shareholders of the Funds approve, the elimination of the Funds' fundamental investment restriction regarding illiquid investments. The positions of the staff of the Commission generally permit a fund to invest up to 15% of the value of its net assets in illiquid securities. As a matter of current operating policy, in conformance with the positions of the Staff in interpreting the 1940 Act, the Short Term Government Income Fund and the Intermediate Term Government Income Fund do not invest more than 10% of their net assets in securities that are illiquid or otherwise not readily marketable and the Institutional Government Income Fund is not permitted to purchase any such security. Operating policies may be changed by the Board without shareholder approval. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under state securities laws or the 1940 Act. Elimination of the investment restriction would provide each

Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3m

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                      WITH RESPECT TO INVESTING FOR CONTROL

     Proposal 3m is to be voted on by shareholders of the Intermediate Term Government Income Fund and the Short Term Government Income Fund voting separately. For purposes of the discussion in this Proposal 3m, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Short Term Government Income Fund and the Intermediate Term Government Income Fund's current fundamental investment restrictions with respect to investing for control state:

          Each Fund will not invest in companies for the purpose of exercising control or management.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding investing for control. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under the 1940 Act. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3n

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                   WITH RESPECT TO OTHER INVESTMENT COMPANIES

     Proposal 3n is to be voted on by shareholders of the Intermediate Term Government Income Fund, the Short Term Government Income Fund and the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3n, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Short Term Government Income Fund and the Intermediate Term Government Income Fund's current fundamental investment restrictions with respect to other investment companies state:

          Each Fund will not purchase securities issued by any other investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary brokers' commissions or (b) where such purchase, not made in the open market, is part of a plan of merger or consolidation or acquisition of assets; provided that each Fund shall not purchase the securities of any investment companies or investment trusts if such purchase at the time thereof would cause more than 10% of the value of the Fund's total assets to be invested in the securities of such issuers, and provided further, that each Fund shall not purchase securities issued by any other open-end investment company.

     The Institutional Government Income Fund's current fundamental investment restriction with respect to other investment companies states:

          The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

     The Board has approved, and recommends that shareholders of the Funds approve, the elimination of the Funds' fundamental investment restriction regarding other investment companies. The limitations contained in this investment restriction are based on the limitations set forth in Section 12(d) of the 1940 Act. Because the Trust is a "registered investment company," each Fund must comply with the Section 12(d) limitations when it invests in other investment companies. Therefore, the foregoing investment restriction is redundant and unnecessary. In addition, elimination of this investment restriction will enable Funds to take advantage of certain provisions of the 1940 Act that permit the Funds to implement (1) a master/feeder structure, in which a fund invests its assets in a single investment company with similar objectives and policies, or (2) a fund-of-funds structure, in which a fund invests all or a portion of its assets in more than one investment company. Although the Trustees have no intention of changing the structure of the Funds at this time, elimination of the investment restriction would give the Trustees the flexibility to implement a master/feeder or fund-of funds structure for the Funds in the event that they were to determine that such a structure was in the best interests of Fund shareholders. Elimination of this investment restriction will also enable the Funds to take advantage of a future amendment to the 1940 Act or a new exemptive rule or order that liberalizes the Section 12(d) limitations without having to incur the expense and delay of obtaining shareholder approval of a similar change to the Funds' corresponding investment restriction.

     As a matter of current operating policy, the Funds are not permitted to acquire securities issued by other investment companies. Operating policies may be changed by the Board without shareholder approval. Elimination of this fundamental investment restriction is not expected to affect the way in which the Funds are currently managed, the investment performance of the Funds, or the securities or instruments in which the Funds currently invest. If a Fund invests in another investment company, the Fund's investment will be subject to the investment risks associated with the investment strategies of the other investment company. In addition, the Fund must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the portfolio may be exposed to duplicate expenses which could lower its value.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3o

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                     WITH RESPECT TO SECURITIES OF ONE CLASS

     Proposal 3o is to be voted on by shareholders of the Intermediate Term Government Income Fund and the Short Term Government Income Fund voting separately. For purposes of the discussion in this Proposal 3o, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Short Term Government Income Fund and the Intermediate Term Government Income Fund's current fundamental investment restrictions with respect to securities of one class state:

          Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by a Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer, and all kinds of stock of an issuer preferred over the common stock as to dividends or liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights and other differences.)

     The Board has approved, and recommends that shareholders of the Funds approve, the elimination of the Funds' fundamental investment restriction with respect to securities of one class. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is no longer required under state securities laws. Elimination of the investment restriction would provide the Funds with the flexibility to change their investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

     The elimination of the fundamental restriction will become effective or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3p

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                            WITH RESPECT TO PLEDGING

     Proposal 3p is to be voted on by shareholders of the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3p, the Fund will be referred to individually as the "Fund".

     The Institutional Government Income Fund's current fundamental investment restriction with respect to pledging states:

          The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     The Board has approved, and recommends that shareholders of the Fund approve, the elimination of the Fund's fundamental investment restriction regarding pledging. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under state securities laws or the 1940 Act. The positions of the staff of the Commission may, however, impose restrictions on the Fund's ability to engage in pledging. Elimination of the investment restriction would provide the Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

     The proposed elimination of the investment restriction will provide the Fund with greater flexibility with respect to pledging. Although the Fund has never and does not intend to ever engage in pledging and does not plan to change its investment approach, if the Fund were to avail itself of the new flexibility there would be additional risks present. Purchasing securities with borrowed money amplifies the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Also, interest costs associated with borrowings may not be recovered by appreciation of the securities purchased.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3q

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                             WITH RESPECT TO OPTIONS

     Proposal 3q is to be voted on by shareholders of the Intermediate Term Government Income Fund, the Short Term Government Income Fund and the Money Market Fund voting separately. For purposes of the discussion in this Proposal 3q, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Short Term  Government  Income Fund, the  Intermediate  Term Government
Income  Fund  and  the  Money  Market  Fund's  current  fundamental   investment
restrictions with respect to options states:

          Each Fund will not engage in the purchase or sale of put or call options.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding options. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under state securities laws or the 1940 Act. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The proposed elimination of the investment restriction will provide the Funds greater flexibility with respect to options. Although these Funds do not plan to change their investment approach, if they were to avail themselves of the new flexibility, there would be additional risks because options may be more volatile or less liquid than more traditional securities.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3r

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                     WITH RESPECT TO SHORT SALES AND OPTIONS

     Proposal 3r is to be voted on by shareholders of the Institutional Government Income Fund voting separately. For purposes of the discussion in this Proposal 3r, the Fund will be referred to individually as the "Fund."

     The Institutional Government Income Fund's current fundamental investment restriction with respect to short sales and options states:

          The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of securities in which the Fund may otherwise invest would be considered to be sales of options.

     The Board has approved, and recommends that shareholders of the Fund approve, the elimination of the Fund's fundamental investment restriction regarding short sales and options. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under state securities laws or the 1940 Act. The position of the staff of the Commission may, however, impose restrictions on the Fund's ability to engage in short sales. Elimination of the investment restriction would provide the Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which the Funds is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

     The proposed elimination of the investment restriction will provide the Funds with greater flexibility with respect to short sales and options. Although the Fund does not plan to change its investment approach, if the Fund were to avail itself of the new flexibility there would be additional risks. Positions in shorted securities are more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased long is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum sustainable loss on a shorted security because there is no limit as to how much the shorted security purchased can appreciate in value Also, if the Fund's margin account falls below the required levels of asset coverage or if the broker from whom the stock was borrowed for a position requires that stock to be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would. In addition, options may be more volatile or less liquid than more traditional securities.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3s

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                          WITH RESPECT TO COMMON STOCKS

     Proposal 3s is to be voted on by shareholders of the Short Term Government Income Fund and the Intermediate Term Government Income Fund voting separately. For purposes of the discussion in this Proposal 3s, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Short Term Government Income Fund and the Intermediate Term Government Income Fund's current fundamental investment restrictions with respect to common stocks state:

          Each Fund will not invest in common stocks.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding common stocks.

     The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under state securities laws or the 1940 Act. In addition, because the Short Term Government Income Fund is a money market fund, it is not permitted to purchase common stocks. Therefore, the foregoing investment restriction is redundant and unnecessary. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The proposed elimination of the investment restriction will provide the Funds with greater flexibility with respect to investing in common stocks. Although the Funds do not plan to change their investment approach, if the Funds were to avail themselves of the new flexibility, there would be additional risks present, such as market risks and fluctuations in value due to earning, economic conditions and other factors beyond the control of the Advisor.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                 PROPOSAL NO. 3t

                TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS
                      WITH RESPECT TO WHEN-ISSUED PURCHASES

     Proposal 3t is to be voted on by shareholders of the Short Term Government Income Fund and the Intermediate Term Government Income Fund voting separately. For purposes of the discussion in this Proposal 3t, these Funds will be referred to individually as a "Fund" and collectively as the "Funds."

     The Short Term Government Income Fund and the Intermediate Term Government Income Fund's current fundamental investment restrictions with respect to when-issued purchases state: The Funds will not make any commitment to purchase securities on a when-issued basis except that the Intermediate Term Government Income Fund may make such commitments if no more than 20% of the Fund's net assets would be so committed.

          The Board has approved,  and recommends that shareholders of each Fund
          approve,  the  elimination  of  each  Fund's  fundamental   investment
          restriction regarding when-issued purchases.

     The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under state securities laws or the 1940 Act. The position of the staff of the Commission may, however, impose restrictions on the Funds' ability to purchase securities on a when-issued basis. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The proposed elimination of the investment restriction will provide the Funds with greater flexibility with respect to when-issued purchases. As a matter of current operating policy, the Intermediate Term Government Income Fund will not invest more than 20% of its net assets in securities purchased on a when-issued basis. Operating policies may be changed by the Board without shareholder approval. Although the Funds do not plan to change their investment approach, if the Funds were to avail themselves of the new flexibility, there would be additional risks, such as committing to purchase securities before all the specific information about the securities is known.

     The elimination of the fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

RECOMMENDATION AND REQUIRED VOTE

     The Board has reviewed the proposed changes to the fundamental investment restrictions and believes them to be in the best interest of each Fund and its shareholders.

     The shareholders of each Fund will vote separately on each of Proposals 3a-3t. With respect to each Fund, approval of Proposal 3a-3t requires an affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of a Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on each of Proposals 3a-3t.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

     GENERAL INFORMATION. As of April 8, 2002, there were 236,941,741.568 outstanding shares of the Trust.

     5% BENEFICIAL OWNERSHIP INFORMATION. As of April 8, 2002, the following persons were known by the Trust to own 5% or more of the outstanding shares of the indicated Fund:

                                                   Number of          Percent
Name and Address of Record Owner                     Shares           of Total

HIGH YIELD FUND

Western-Southern Life Assurance Co.                596,245.558         60.955%
400 Broadway
Cincinnati, OH  45202

Western & Southern Life Insurance Co.              215,734.876         22.055%
400 Broadway
Cincinnati, OH  45202

Total High Yield Fund Shares                       978,172.275

BOND FUND

Western & Southern Life Insurance Co.            1,723,876.602         43.172%
400 Broadway
Cincinnati, OH  45202

Link & Co                                        1,575,640.709         39.460%
P.O. Box 630074
Cincinnati, OH

Total Bond Fund Shares                           3,993,002.408

INTERMEDIATE TERM GOVERNMENT FUND

Scudder Trust Co.                                  262,645.043          8.417%
FBO 063007
Attn:  Asset Recon
P.O. Box 1757
Salem, NH  03079

Total Intermediate Term                          3,120,561.682
  Government Fund Shares

MONEY MARKET FUND

Link & Co                                       11,383,568.820         13.119%
P.O. Box 630074
Cincinnati, OH

National Investor Services Corp.                 7,465,712.650          8.604%
for Exclusive Benefit of Our Customers
55 Water St., 32nd Floor
New York, NY  10041

Fort Washington Private Investors III            6,979,713.130          8.044%
420 East Fourth St.
Cincinnati, OH  45202

Fort Washington Private Equity Investors II      6,954,874.380          8.015%
420 East Fourth St.
Cincinnati, OH  45202

Trust Company of America FBO                     6,934,636.000          7.992%
P.O. Box 6503
Englewood, CO  80155

Total Money Market Fund Shares                  86,770,042.443

INSTITUTIONAL GOVERNMENT FUND

Scudder Trust Company                           16,473,889.520         23.576%
FBO 063007
Attn:  Asset Recon
P.O. Box 1757
Salem, NH  03079

Total Institutional Government Fund Shares       69,877,015.16


     No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of a Fund on the record date.

     SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of April 8, 2002, no Officers or Trustees of the Trust were known by the Trust to be record owners of 1% or more of the outstanding shares of any Fund.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

     Touchstone Advisors, Inc., located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to the Fund.

     Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Fund. The address of the Underwriter is 221
East Fourth Street, Suite 300, Cincinnati, Ohio 45202. For the period from January 1, 2001, through December 31, 2001, the Underwriter received $14,586 in underwriting commissions from the Trust.

     The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The Underwriter is a wholly-owned subsidiary of WSLAC. The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. WSLAC is a wholly-owned subsidiary of

The Western and Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

     The following officers of the Trust hold positions with the Advisor and the Underwriter.

                          Position       Position with               Position with
Name                      with Trust     Touchstone Advisors         Touchstone Securities
--------------------------------------------------------------------------------------------
Jill T. McGruder          Trustee,       Director, President         Director, President
                          President      and Chief Executive         and Chief Executive
                                         Officer                     Officer

Terrie A. Wiedenheft      Controller     Chief Financial Officer     Chief Financial Officer

     Integrated Fund Services, Inc. serves as the administrator and fund accounting agent for the Trust. The address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

PROXY SOLICITATION

     The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile, internet and personal contact by directors, officers and regular employees of the Advisor. In addition, Management Information Services Corp. ("MIS") has been engaged to assist in the distribution, tabulation and solicitation of proxies. As the special meeting date approaches, a representative of the Advisor, or its affiliates, or MIS may contact shareholders whose votes have not yet been received. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the meeting will be borne by the Advisor. The anticipated cost of the proxy solicitation is approximately $21,600, of which approximately $6,500 is for printing, and $15,100 will be paid to MIS. As necessary, the Advisor will engage D.F. King & Co., Inc. to assist with proxy solicitation at a projected fee of $2,500 plus reasonable expenses.

CERTAIN VOTING MATTERS

     Only shareholders of record on April 8, 2002 (the "record date") are entitled to be present and to vote at the special meeting or any adjourned meeting. Each share of a Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

     The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the Proposals described in this Proxy Statement.

     If a shareholder signs and returns a proxy but abstains from voting, the shares represented by the proxy will be counted as present and entitled to vote for purposes of determining a quorum at the meeting, but the abstention will have the effect of a vote against each proposal.

     If a broker indicates on a proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the meeting for quorum purposes but not entitled to vote and thus will also have the effect of a vote against each proposal.

     A shareholder may revoke the accompanying proxy at any time before its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if a shareholder is present at the meeting and elects to vote in person. Attendance at the meeting alone will not serve to revoke the proxy.

PORTFOLIO TRANSACTIONS

     The Trust does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. During the period from January 1, 2001, through December 31, 2001, brokerage transactions were not placed with any person affiliated with any Fund, the Trust, or the Advisor.

SHAREHOLDER PROPOSALS

     The meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of Fund shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote thereon in their discretion.

PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY JUNE 4, 2002 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.


April __, 2002                By Order of the Board of Trustees of the Trust.
Cincinnati, Ohio              Tina Hosking, Secretary